EXHIBIT 15.3

Consent of Qualified Person

Statement

I, Rodrigo Maureira, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of December 31, 2022, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 3, 2026

/s/ Rodrigo Maureira

Name:    Rodrigo Maureira, MAusIMM
Title:    Senior Geologist
Escondida
Minera Escondida Limitada

Consent of Qualified Person

Statement

I, Pamela Castillo, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of December 31, 2022, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.
I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 3, 2026

/s/ Pamella Castillo

Name:    Pamela Castillo, MAusIMM
Title:    Senior Geologist
Escondida
Minera Escondida Limitada

Consent of Qualified Person

Statement

I, Andres Naranjo, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of December 31, 2022, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.
I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: January 23, 2026

/s/ Andres Naranjo

Name:    Andres Naranjo, MAusIMM
Title:    Superintendent Asset Resource Management
Escondida
Minera Escondida Limitada

Consent of Qualified Person

Statement

I, Andrés Salazar, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of December 31, 2022, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.
I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: January 29, 2026

/s/ Andrés Salazar

Name:    Andrés Salazar, MAusIMM
Title:    Superintendent Geology
Escondida
Minera Escondida Limitada

Consent of Qualified Person

Statement

I, Esteban Pavani, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of December 31, 2022, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 4, 2026

/s/ Esteban Pavani

Name:    Esteban Pavani, MAusIMM
Title:    Principal Tailings
Escondida
Minera Escondida Limitada

Consent of Qualified Person

Statement

I, Carlos Delgado, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of December 31, 2022, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: January 23, 2026

/s/ Carlos Delgado

Name:    Carlos Delgado, MAusIMM
Title:    Superintendent Geometallurgy
Escondida
Minera Escondida Limitada

Consent of Qualified Person

Statement

I, Pablo Vasquez, in connection with the annual report on Form 20-F for the year ended December 31, 2025 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:
•the filing and use of the technical report summary titled “Technical Report Summary – Minera Escondida Limitada” (the “Technical Report Summary”), with an effective date of December 31, 2022, as an exhibit to and referenced in the Form 20-F
•the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K under the US Securities Act of 1933), in connection with the Form 20-F and the Technical Report Summary.
•any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and
•the incorporation by reference in the Registration Statements on Form F-3 of Rio Tinto plc (No. 333-271670), Rio Tinto Limited (No. 333-271670-01), Rio Tinto Finance (USA) Inc. (No. 333-271670-02), Rio Tinto Finance (USA) plc (No. 333-271670-03), and Rio Tinto Finance (USA) Limited (No. 333-271670-04) and in the registration statements on Form S-8 of Rio Tinto plc (Nos. 333-184397, 333-224907, 333-285630, 333-285631 and 333-285636), and Rio Tinto Limited (No. 333-224907-01 and 333-285636-01) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 2, 2026

/s/ Pablo Vasquez

Name:    Pablo Vasquez, MAusIMM
Title:    Manager Geotechnical, Hydrogeology & Tailings
Escondida
Minera Escondida Limitada